UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 23, 2009

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

During a special meeting on September 23, 2009, the board of directors of Premier Financial Bancorp, Inc. (“Premier”) unanimously approved a motion to amend Premier's By-Laws to add to Article IX a new section 9.8 captioned “Inconsistent Provisions” to provide that in the event that any By-Law provision is or becomes inconsistent or conflicts with any provision of the articles of incorporation (including, without limitation, any designation in respect of the rights, preferences or privileges of any class or series of preferred stock), the Kentucky Business Corporation Act or any other applicable law, the provision of the By-Laws shall not be given any effect to the extent of such conflict or inconsistency, but shall otherwise be given full force and effect.

Item 9.01.     Financial Statements and Exhibits

          (d)   Exhibits

       The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: September 23, 2009                                       Brien M. Chase, Senior Vice President
  and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1(ii)	By-Laws of Premier Financial Bancorp, Inc. as amended September 23, 2009.